SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2022

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 21, 2022, Charter Communications, Inc. (the “Company”) announced the transition of Thomas M. Rutledge from his position as Chief Executive Officer of the Company to the position of Executive Chairman of the Company and its Board of Directors (the “Board”), and the appointment of Christopher L. Winfrey as President and Chief Executive Officer of the Company, in each case, effective December 1, 2022. Mr. Rutledge will serve as the Executive Chairman and as a member of the Board until November 30, 2023. The Company also announced the appointment of Richard J. DiGeronimo to the position of President, Product and Technology, also effective December 1, 2022.

Employment Agreement with Mr. Rutledge

On September 20, 2022, the Company and Mr. Rutledge entered into an amended and restated employment agreement (the “Rutledge Employment Agreement”). The Rutledge Employment Agreement provides for Mr. Rutledge’s appointment as Executive Chairman effective December 1, 2022 and has a term ending on November 30, 2023 (or upon an earlier termination of employment). The Rutledge Employment Agreement provides that while Mr. Rutledge serves as (a) Chief Executive Officer through November 30, 2022, his current compensation will be continued, and (b) Executive Chairman from December 1, 2022 through November 30, 2023, he will receive an annual base salary of at least $1,250,000 and a target annual bonus opportunity of 300% of his annual base salary. Mr. Rutledge’s annual bonus for 2022 will be prorated based on his bonus opportunity during the portions of the year served as Chief Executive Officer and Executive Chairman, respectively. During 2023, Mr. Rutledge will be granted stock options with a grant date fair value of $15,000,000. These stock options will vest in full on the third anniversary of the grant date, subject to his continued employment or an earlier qualifying termination of service.

Mr. Rutledge will also continue to participate in the Company’s employee benefit plans and receive perquisites as generally provided to other senior executives of the Company. In addition, consistent with Mr. Rutledge’s prior employment agreement, the Company will continue to reimburse Mr. Rutledge for all reasonable and necessary expenses incurred in connection with the performance of his duties, and Mr. Rutledge is entitled to use Company aircraft for commuting and up to 65 hours of discretionary personal use per calendar year (without carryover).

If Mr. Rutledge’s employment continues through the expiration of the term of the Rutledge Employment Agreement on November 30, 2023, his employment would terminate on such date and he would be eligible for (a) a prorated annual bonus for 2023 based on actual performance and (b) continued vesting of the stock options awarded on or after October 27, 2020, which options would remain exercisable for their original ten-year term.

If Mr. Rutledge’s employment is terminated other than for cause or by Mr. Rutledge for good reason prior to the expiration of the term of the Rutledge Employment Agreement, he would be eligible for (a) a prorated annual bonus based on actual performance and (b) continued vesting of stock options awarded on or after October 27, 2020, which vested options would remain exercisable for their original ten-year term. If Mr. Rutledge terminates his employment without good reason prior to the expiration of the term of the Rutledge Employment Agreement, he would be eligible for the same benefits, except the vesting of any stock options held for less than one year would be prorated based on the number of days elapsed in the vesting period as of the date of termination.

In the event of the termination of Mr. Rutledge’s employment due to death or disability prior to the expiration of the term of the Rutledge Employment Agreement, he would be eligible for (a) a prorated annual bonus for the year of termination based on actual performance and (b) immediate vesting of the stock options awarded on or after October 27, 2020, which options would remain exercisable for their original ten-year term.

The termination benefits described above are generally subject to Mr. Rutledge’s execution of a release of claims in favor of the Company and its affiliates. In addition, Mr. Rutledge has agreed to comply with covenants concerning non-disclosure of confidential information, assignment of intellectual property and non-disparagement of the Company and, for two years following termination, covenants concerning non-competition and non-solicitation of customers and employees of the Company and its affiliates.

A copy of the Rutledge Employment Agreement is filed herewith as Exhibit 10.1. The foregoing description of the Rutledge Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of that document that is filed as Exhibit 10.1 and incorporated by reference herein.

Employment Agreement with Mr. Winfrey

On September 20, 2022, the Company and Mr. Winfrey entered into an amended and restated employment agreement (the “Winfrey Employment Agreement”). The Winfrey Employment Agreement provides for Mr. Winfrey’s appointment as President and Chief Executive Officer of the Company effective December 1, 2022 and has a term ending on December 1, 2025, subject to renewal by the Company (or upon an earlier termination of employment). In addition, Mr. Winfrey will be appointed as a member of the Board on or before December 31, 2023 and will be a non-voting observer of the Board from September 20, 2022 until his appointment to the Board. Pursuant to the Winfrey Employment Agreement, Mr. Winfrey will receive an annual base salary of at least $1,700,000 and a target annual bonus opportunity of 250% of his annual base salary, which adjustments will become effective on September 20, 2022 in recognition of his expanded duties from and following such date in preparation for his transition to the role of President and Chief Executive Officer. Mr. Winfrey’s annual bonus for 2022 will be prorated based on his bonus opportunity during the portions of the year elapsed before and after the execution of the Winfrey Employment Agreement. On September 22, 2022, Mr. Winfrey will be granted a promotional award of stock options with a grant date fair value of $2,000,000, which award will vest in full on September 20, 2025, subject to his continued employment or service on the Board or an earlier qualifying termination of service. Beginning in 2023, Mr. Winfrey will be granted annual stock option awards with a grant date fair value of at least $17,000,000, each of which grant will vest in full on the third anniversary of the grant date, subject to his continued employment or an earlier qualifying termination of service.

Mr. Winfrey will also continue to participate in the Company’s employee benefit plans and receive perquisites as generally provided to other senior executives of the Company. In addition, consistent with Mr. Winfrey’s prior employment agreement, the Company will continue to reimburse Mr. Winfrey for all reasonable and necessary expenses incurred in connection with the performance of his duties, and Mr. Winfrey is entitled to use Company aircraft for commuting and up to 100 hours of discretionary personal use per calendar year (without carryover).

The Winfrey Employment Agreement provides that, if Mr. Winfrey’s employment is terminated involuntarily by the Company without cause or by Mr. Winfrey for good reason prior to the expiration of the term of the Winfrey Employment Agreement, he would be eligible for (a) a cash severance payment equal to 2.5 times the sum of his annual base salary and target annual bonus opportunity for the year in which the termination occurs, (b) a prorated annual bonus for the year of termination based on actual performance, (c) a cash payment equal to the cost of COBRA coverage for 30 months, (d) outplacement services for up to 12 months, and (e) immediate vesting of a pro rata portion of stock options (or all such options if the termination occurs within 30 days before or 12 months following a change in control of the Company or at any time prior to a change in control at the request of a prospective purchaser whose proposed purchase would constitute a change in control upon completion), which vested options would remain exercisable for six months following termination.

If Mr. Winfrey’s employment continues through the expiration of the term of the Winfrey Employment Agreement, his employment would terminate upon such expiration and he would be eligible for (a) a prorated annual bonus for the year of termination based on actual performance and (b) continued vesting of stock options awarded on or after September 20, 2022, which options would remain exercisable for their original ten-year term.

In the event of the termination of Mr. Winfrey’s employment due to death or disability prior to the expiration of the term of the Winfrey Employment Agreement, he would be eligible for (a) a prorated annual bonus for the year of termination based on actual performance and (b) immediate vesting of stock options, which options would remain exercisable for their original ten-year term (if awarded on or after September 20, 2022) or for 18 months following termination (if awarded before September 20, 2022).

The termination benefits described above are generally subject to Mr. Winfrey’s execution of a release of claims in favor of the Company and its affiliates. In addition, Mr. Winfrey has agreed to comply with covenants concerning non-disclosure of confidential information, assignment of intellectual property and non-disparagement of the Company and, for two years following termination, covenants concerning non-competition and non-solicitation of customers and employees of the Company and its affiliates.

A copy of the Winfrey Employment Agreement is filed herewith as Exhibit 10.2. The foregoing description of the Winfrey Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of that document that is filed as Exhibit 10.2 and incorporated by reference herein.

Employment Agreement with Mr. DiGeronimo

On September 20, 2022, the Company and Mr. DiGeronimo entered into an employment agreement (the “DiGeronimo Employment Agreement”). The DiGeronimo Employment Agreement provides for Mr. DiGeronimo’s appointment as

President, Product and Technology of the Company effective December 1, 2022 and has a term ending on December 1, 2025, subject to renewal by the Company (or upon an earlier termination of employment). Mr. DiGeronimo will continue to report to the Chief Executive Officer of the Company. Pursuant to the DiGeronimo Employment Agreement, Mr. DiGeronimo will receive an annual base salary of at least $1,450,000 and a target annual bonus opportunity of 200% of his annual base salary, which adjustments will become effective on September 20, 2022 in recognition of his expanded duties from and following such date in preparation for his transition to the role of President, Product and Technology. Mr. DiGeronimo’s annual bonus for 2022 will be prorated based on his bonus opportunity during the portions of the year elapsed before and after the execution of the DiGeronimo Employment Agreement. On September 22, 2022, Mr. DiGeronimo will be granted a promotional equity award with a grant date fair value of $800,000 and consisting 90% of stock options and 10% of restricted stock units, which award will vest in full on September 20, 2025, subject to his continued employment or an earlier qualifying termination of service. Beginning in 2023, Mr. DiGeronimo will be granted annual equity awards with a grant date fair value of at least $10,000,000 and consisting 90% of stock options and 10% of restricted stock units, each of which grant will vest in full on the third anniversary of the grant date, subject to his continued employment or an earlier qualifying termination of service.

Mr. DiGeronimo will also continue to participate in the Company’s employee benefit plans and receive perquisites as generally provided to other senior executives of the Company. In addition, consistent with Mr. DiGeronimo’s prior employment agreement, the Company will continue to reimburse Mr. DiGeronimo for all reasonable and necessary expenses incurred in connection with the performance of his duties, and Mr. DiGeronimo is entitled to use Company aircraft for commuting and up to 40 hours of discretionary personal use per calendar year (without carryover).

The DiGeronimo Employment Agreement provides that, if Mr. DiGeronimo’s employment is terminated involuntarily by the Company without cause or by Mr. DiGeronimo for good reason prior to the expiration of the term of the DiGeronimo Employment Agreement, he would be eligible for (a) a cash severance payment equal to two times the sum of his annual base salary and target annual bonus opportunity for the year in which the termination occurs, (b) a cash payment equal to the cost of COBRA coverage for 24 months and (c) outplacement services for up to 12 months.

If Mr. DiGeronimo terminates his employment for any reason within 30 days following the expiration of the term of the DiGeronimo Employment Agreement due to the Company’s non-renewal of such term, he would be eligible for (a) a prorated annual bonus for the year of termination based on actual performance and (b) immediate vesting of a pro rata portion of stock options and restricted stock units awarded on or after September 20, 2022, which vested options would remain exercisable until the fifth anniversary of the date of termination or, if earlier, the expiration date of such option.

The termination benefits described above are generally subject to Mr. DiGeronimo’s execution of a release of claims in favor of the Company and its affiliates. In addition, Mr. DiGeronimo has agreed to comply with covenants concerning non-disclosure of confidential information, assignment of intellectual property and non-disparagement of the Company and, for two years following termination, covenants concerning non-competition and non-solicitation of customers of the Company and its affiliates and, for one year following termination, covenants concerning non-solicitation of employees of the Company and its affiliates; provided that the covenants concerning non-competition and non-solicitation of customers and employees will be extended during any period that Mr. DiGeronimo is receiving payments from the Company.

A copy of the DiGeronimo Employment Agreement is filed herewith as Exhibit 10.3. The foregoing description of the DiGeronimo Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of that document that is filed as Exhibit 10.3 and incorporated by reference herein.

ITEM 7.01. REGULATION FD DISCLOSURE.

The press release announcing Mr. Rutledge’s transition to Executive Chairman and the appointment of Mr. Winfrey as President and Chief Executive Officer is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including the Press Release, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Further, such information shall not be deemed incorporated by reference into any reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

10.1	Amended and Restated Employment Agreement, dated as of September 20, 2022, by and between Charter Communications, Inc. and Thomas M. Rutledge.
10.2	Amended and Restated Employment Agreement, dated as of September 20, 2022, by and between Charter Communications, Inc. and Christopher L. Winfrey.
10.3	Employment Agreement, dated as of September 20, 2022, by and between Charter Communications, Inc. and Richard J. DiGeronimo.
99.1	Press Release dated September 21, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: September 21, 2022		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: September 21, 2022		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: September 21, 2022		Executive Vice President, Chief Accounting Officer and Controller